ANNUAL REPORT




                                DCM Growth Fund



                                     [LOGO]





                               September 30, 2001

Dear Fellow Shareholders:

This report is our opportunity to analyze the results of the last six months and share our outlook for the future. Clearly, the events of September 11 have forever changed the world. As a result, it does add certain near term challenges to our job. However, our long-term focus is unchanged as is our optimism about the future. We just need to exhibit the necessary patience as we get there. President Bush has counseled the country that solving the current problems will take time. He and his advisors have stated that progress will sometimes be visible to us, and other times will not. They stressed that success can only be achieved by our remaining committed to the long-term game plan that he and the other leaders are implementing.

We agree. In fact, we believe that these points also apply to the investment strategy of the DCM Growth Fund.

We have seen many people take short-term action at the expense of achievement of their long-term goals. We will not. We have designed and implemented a detailed strategy for this fund. Patience and commitment are critical to its success. Sometimes progress will be apparent, and other times it will not. As always, we will not alter this strategy in response to short-term events and market mood swings.

At times like these our understanding of the businesses in which we invest comforts us. We have analyzed and determined that the long-term outlook of each business should not be materially impacted by recent events. For example, we are confident that Pfizer's sales of its pharmaceuticals will not be substantially effected over the next three to five years. Like our government, like us, the management at Pfizer has a long-term strategy for success that it will continue to implement to realize its long-term sales and profits goals.

We recognize that these are stressful times for many of us. However, we are excited about the future and we look forward to getting there together.

Thank you again for your continued confidence.


Sincerely,



/s/ MARK DERBY                      /S/ JONATHAN DERBY
--------------                      ------------------
     Mark Derby                        Jonathan Derby

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS
              IN THE DCM GROWTH FUND VS. THE S&P 500 INDEX AND THE
                             NASDAQ COMPOSITE INDEX
                                  (UNAUDITED)

GRAPH INFO HERE

                        DCM GROWTH FUND  $6,510
                        S&P 500          $8,450
                        NASDAQ COMPOSITE $5,577

                -----------------------------------------------
                   Annualized Return Since Inception: (19.73)%
                -----------------------------------------------



Hypothetical illustration of $10,000 invested in the DCM Growth Fund at inception on October 19, 1999 compared to the Standard & Poor's 500 Index ("S&P 500 Index") and the NASDAQ Composite Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, redemption value may be more or less than the original cost. Total return would have been lower had the advisor not waived a portion of its fees.



                                DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               September 30, 2001

                                                                     MARKET
    SHARES                   SECURITY                                 VALUE
    ------                   --------                                 -----

                COMMON STOCKS - 83.83%
                CONSUMER DISCRETIONARY - 20.69%
                MEDIA -11.77%
   13,152       AOL Time Warner, Inc.+ .........................       $ 435,331
   11,758       Clear Channel Communications, Inc.+ ............         467,381
                                                                       ---------
                                                                         902,712
                                                                       ---------

                RETAILING - 8.92%
    7,000       GAP, Inc .......................................          83,650
   15,649       Home Depot, Inc. ...............................         600,452
                                                                       ---------
                                                                         684,102
                                                                       ---------

                FINANCIALS - 19.86%
                DIVERSIFIED FINANCIALS - 15.14%
    9,388       American Express Co. ...........................         272,815
    4,129       Bank of New York, Inc. .........................         144,515
   12,502       Citigroup, Inc. ................................         506,331
    3,327       Goldman Sachs Group, Inc. ......................         237,381
                                                                       ---------
                                                                       1,161,042
                                                                       ---------

                INSURANCE - 4.72%
    4,646       American International Group, Inc. .............         362,388
                                                                       ---------

                HEALTHCARE - 11.47%G
                HEALTHCARE EQUIPMENT & SERVICES - 4.15%
    7,199       Medtronic, Inc. ................................         313,156
      180       Zimmer Holdings Inc.+ ..........................           4,995
                                                                       ---------
                                                                         318,151
                                                                       ---------

                PHARMACEUTICALS & BIOTECHNOLOGY - 7.32%
    1,800       Bristol-Myers Squibb Co. .......................         100,008
   11,500       Pfizer, Inc ....................................         461,150
                                                                       ---------
                                                                         561,158
                                                                       ---------
                INDUSTRIALS - 12.76%
                CAPITAL GOODS - 4.78%
    9,861       General Electric Co. ...........................         366,829
                                                                       ---------

                CHEMICALS - 1.89%
    4,000       Ecolab, Inc. ...................................         145,320
                                                                       ---------

                COMMERCIAL SERVICES & SUPPLIES - 6.09%
    4,888       Automatic Data Processing, Inc. ................         229,932
    4,478       Bisys Group, Inc.+ .............................         237,424
                                                                       ---------
                                                                         467,356
                                                                       ---------

The accompanying notes are an integral part of these financial statements.



                                      -3-


                                DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                         September 30, 2001 (Continued)


                                                                        Market
        Shares                     Security                             Value
        ------                     --------                             -----

                INFORMATION TECHNOLOGY - 19.05%
                SOFTWARE & SERVICES - 4.34%
     6,500      Microsoft Corp.+ ...............................       $ 332,605

                TECHNOLOGY HARDWARE & INSTRUMENTS - 14.71%
    16,325      Cisco Systems, Inc.+ ...........................         198,838
    10,800      Flextronics International Ltd.+ ................         178,632
    11,100      Intel Corp. ....................................         226,329
     7,522      Jabil Circuit, Inc.+ ...........................         134,644
     7,750      Solectron Corp.+ ...............................          90,288
    12,000      Texas Instruments, Inc. ........................         299,760
                                                                       ---------
                                                                       1,128,491
                                                                       ---------

                TOTAL COMMON STOCKS
                   (Cost $10,021,779) ..........................       6,430,154
                                                                       ---------

  Face
  Amount
                CASH AND EQUIVALENTS - 16.86%
$1,293,000      Farmer Mac, 0.000% due 10/1/01
                   (Cost $1,293,000) ...........................      1,293,000
                                                                     ----------

                TOTAL INVESTMENTS
                   (Cost $11,314,779*) .................  100.69%    $7,723,154

                Liabilities less cash and other assets ....(0.69)%      (53,074)
                                                          ------     ----------

                TOTAL NET ASSETS..........................100.00%    $7,670,080
                                                          ======     ==========

     * Federal Tax Information: At September 30, 2001, the net unrealized appreciation (depreciation) based on cost for Federal income tax purposes of $11,360,408 was as follows:

          Aggregate gross unrealized appreciation for all
          investments for which there was an excess of
          value over cost ......................................         91,838
          Aggregate gross unrealized depreciation for
          all investments for which there was an excess
          of cost over value ...................................     (3,729,092)
                                                                     ----------
          Net unrealized depreciation ..........................     (3,637,254)
                                                                     ----------

         + Non-income producing security.




   The accompanying notes are an integral part of these financial statements.


                                DCM GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001


ASSETS:

        Investments in securities, at value
        (cost $10,021,779) (Note 2) .............................   $  6,430,154
        Short-term investment, at cost (Note 2) .................      1,293,000
        Cash ....................................................            445
        Dividends and interest receivable .......................          2,752
        Due from adviser (Note 3) ...............................          4,224
        Prepaid expenses and other assets .......................          4,005
                                                                    ------------
                Total Assets ....................................      7,734,580
                                                                    ------------

LIABILITIES:
        Fund shares repurchased .................................         48,305
        Accrued expenses and other liabilities ..................         16,195
                                                                    ------------
                Total Liabilities ...............................         64,500
                                                                    ------------

        Net Assets ..............................................   $  7,670,080
                                                                    ============

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................   $ 13,203,741
        Accumulated net investment income (loss) ................       (121,133)
        Accumulated net realized gain (loss) from
                investments .....................................     (1,820,903)
        Net unrealized appreciation (depreciation) of investments     (3,591,625)
                                                                    ------------

                                                                    $  7,670,080
                                                                    ============

        Net asset value and redemption price per share
        ($7,670,080/1,178,931 shares of capital
        stock outstanding) ......................................   $       6.51
                                                                    ============


   The accompanying notes are an integral part of these financial statements.



                                DCM GROWTH FUND
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
        Dividends ...............................................   $    36,335
        Interest ................................................        46,856
                                                                    -----------
                Total investment income (loss) ..................        83,191
                                                                    -----------

EXPENSES:
        Advisory fees (Note 3) ..................................        94,874
        Administration fees .....................................        53,917
        Transfer agent fees .....................................        16,092
        Audit fees ..............................................        14,070
        Custody fees ............................................         8,865
        Printing and postage expense ............................         7,631
        Legal fees ..............................................         6,614
        Trustees' fees ..........................................         6,109
        Registration fees .......................................         2,768
        Insurance ...............................................         2,035
                                                                    -----------
             Total expenses .....................................       212,975
                                                                    -----------

        Less: Advisory fees waived (Note 3) .....................       (70,469)
                                                                    -----------
        Net expenses ............................................       142,506
                                                                    -----------
        Net investment income (loss) ............................       (59,315)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
        Net realized gain (loss) from investments ...............    (1,462,813)
        Net change in unrealized appreciation (depreciation)
             of investments .....................................    (2,545,483)
                                                                    -----------
        Net realized and unrealized gain (loss) on investments ..    (4,008,296)
                                                                    -----------
        Net increase (decrease) in net assets resulting
             from operations ....................................   $(4,067,611)
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.


                                DCM GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED SEPTEMBER 30,


                                                                          2001            2000 (1)
                                                                          ----            --------

FROM OPERATIONS:
Net investment income (loss) ......................................   $    (59,315)   $    (61,818)
Net realized gain (loss) from investments .........................     (1,462,813)       (358,090)
Net change in unrealized appreciation (depreciation) of investments     (2,545,483)     (1,046,142)
                                                                      ------------    ------------
Net increase (decrease) in net assets resulting from operations ...     (4,067,611)     (1,466,050)
                                                                      ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
Shares sold .......................................................      1,668,109      12,370,792
Shares redeemed ...................................................       (794,587)       (140,573)
                                                                      ------------    ------------
Net increase (decrease) from capital share transactions ...........        873,522      12,230,219
                                                                      ------------    ------------

Net increase (decrease) in net assets .............................     (3,194,089)     10,764,169

NET ASSETS:
BEGINNING OF YEAR .................................................     10,864,169         100,000
                                                                      ------------    ------------

END OF YEAR* ......................................................   $  7,670,080    $ 10,864,169
                                                                      ============    ============
* Includes accumulated net investment loss of: ....................   $   (121,133)   $    (61,818)
                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold .......................................................        198,931       1,092,829
Shares redeemed ...................................................       (100,112)        (12,717)
                                                                      ------------    ------------
                                                                            98,819       1,080,112
                                                                      ============    ============

(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.

   The accompanying notes are an integral part of these financial statements.


                                DCM GROWTH FUND
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)



                                                    FOR THE       FOR THE
                                                  YEAR ENDED     YEAR ENDED
                                                 SEPTEMBER 30,  SEPTEMBER 30,
                                                     2001         2000(1)
                                                 -------------  -------------

NET ASSET VALUE, BEGINNING OF YEAR .............   $  10.06      $   10.00
                                                   --------      ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment  income (loss) ................      (0.10)         (0.09)
  Net realized and unrealized gain (loss)
    from investment transactions ...............      (3.45)          0.15
                                                   --------      ---------
TOTAL FROM INVESTMENT OPERATIONS ...............      (3.55)          0.06
                                                   --------      ---------

NET ASSET VALUE, END OF YEAR ...................   $   6.51      $   10.06
                                                   ========      =========

TOTAL RETURN (2) ...............................     (35.29)%         0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000s) ..................   $  7,670      $  10,864
Ratio of expenses to average net
  assets, before reimbursement .................       2.22%          2.61% (3)
Ratio of expenses to average net
  assets, after reimbursement ..................       1.48%          1.50% (3)
Ratio of net investment (loss) to average
  net assets, before reimbursement .............      (1.36)%        (1.95)%(3)
Ratio of net investment income (loss) to average
  net assets, after reimbursement ..............      (0.62)%        (0.83)%(3)

Portfolio turnover rate ........................      40.14%         62.69%


(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Total returns for periods less than one year are not annualized.
(3) Annualized.


   The accompanying notes are an integral part of these financial statements.

                                DCM GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001


NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust") a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
     C. FEDERAL INCOME TAXES - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
     E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                DCM GROWTH FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001



NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered in an investment advisory agreement (the "Agreement") with Derby Capital Management (the "Adviser"). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding brokerage commissions, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the year ended September 30, 2001, the Adviser waived fees amounting to $70,469, pursuant to the undertaking.

The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements with American Data Services, Inc. (the "Administrator"). Pursuant to the agreements, the Administrator serves as administrator, transfer agent and dividend disbursing and fund accounting agent to the Fund. For its services as Administrator, the Fund pays an annual fee, paid monthly, based on a percentage of the Fund's average daily net assets, subject to certain minimum.

The Trust has entered into a distribution agreement with Amerimutual Fund Distributors, Inc. (the "Distributor"). Pursuant to the distribution agreement, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund's average daily net assets. During the year ended September 30, 2001, the distribution agreement was not in effect, hence the Fund did not accrue any fees.


NOTE 4.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $3,529,809 and $3,295,624, respectively.

The Board of Trustees and Shareholders
DCM Growth Fund
Newton, Massachusetts


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DCM Growth Fund as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from October 19, 1999 (commencement of operations) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DCM Growth Fund as of September 30, 2001, the results of its operations for the year then ended, changes in their net assets and financial highlights for the year then ended and for the period from October 19, 1999 (commencement of operations) to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



                                                        Wolf & Company, P.C.



Boston, Massachusetts
October 26, 2001

                                DCM GROWTH FUND
                                ---------------

                                   DIRECTORS
                                   ---------
                                 Stuart N. Cole
                                Ronald L. Cooper
                                Stephen Dephoure
                               Jonathan J. Derby
                                 Mark A. Derby

                               INVESTMENT ADVISER
                               ------------------
                         Derby Capital Management, Inc.
                                 7 Wells Avenue
                                Newton, MA 02459

                                 ADMINISTRATOR
                                 -------------
                             American Data Services
                               150 Motor Parkway
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                   ---------
                               Firstar Bank, N.A.
                               425 Walnut Street
                              Cincinatti, OH 45201

                                 LEGAL COUNSEL
                                 -------------
                             Choate, Hall & Stewart
                                 Exchange Place
                                53 State Street
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                              Wolf & Company, P.C.
                            One International Place
                                Boston, MA 02110


                                DCM Growth Fund
                           c/o Orbitex Data Services
                                P.O. Box 542007
                              Omaha, NE 68154-1952
                                www.dcmfunds.com